ENTERPRISE BANK SUPPLEMENTAL EXECUTIVE RETIREMENT AND DEFERRED COMPENSATION PLAN WHEREAS, Enterprise Bank and Trust Company (the “Company”) desires to establish an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of the United States Code of Federal Regulations Section 2520.104-23 and Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (“ERISA”); NOW, THEREFORE, effective January 1, 2018, the Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan (the “Plan”) is hereby established as follows: SECTION 1. PURPOSE OF PLAN The Plan is unfunded and is maintained for the purpose of providing deferred compensation to a select group of management and highly compensated employees of the Company within the meaning of the United States Code of Federal Regulations Section 2520.104-23 and Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Plan will be administered in accordance with such purpose and in accordance with the provisions of Section 409A of the Code. SECTION 2. DEFINITIONS 2.1 “Administrator” means the Board or the committee or subcommittee appointed pursuant to Section 16.1. 2.2 “Beneficiary” means the person or entity determined to be a Participant’s beneficiary pursuant to Section 14. 2.3 “Board” means the board of directors of the Company. 2.4 “Change in Control” means a “change in ownership” of the Company, a “change in effective control” of the Company, or a “change in ownership of a substantial portion of the assets” of the Company (within the meaning of Section 409A of the Code). 2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time. 2.6 “Company” means Enterprise Bank and Trust Company, and any subsidiaries or affiliated business entities which are treated as one employer with Enterprise Bank and Trust Company in accordance with the Treasury Regulation Section 1.409A-1(g) and which adopt this Plan with the consent of Enterprise Bank and Trust Company. Enterprise Bank and Trust Company shall have the sole authority to administer, interpret, amend, suspend or terminate the Plan, as the “Company”. 2.7 “Compensation” means the base salary paid to, and any annual incentive compensation earned by, a Participant for the Plan Year. Notwithstanding the foregoing, for purposes of Section 7 1

“Compensation” means the base salary paid to a Participant for a Plan Year. 2.8 “Disability” means a condition in which the Participant: (a) is determined to be totally disabled by the Social Security Administration; or (b) is determined to be disabled by the insurer under the Company’s insured long-term disability plan, provided the definition of long-term disability under such plan satisfies a definition of disability under Treasury Regulation Section 1.409A-3(i)(4). 2.9 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. 2.10 “Normal Retirement Age” means age 62. 2.11 “Participant” means an employee of the Company who is eligible to participate in the Plan pursuant to Section 3. 2.12 “Plan” means the Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan, as set forth herein and as amended from time to time. 2.13 “Plan Year” means the calendar year. 2.14 “Section 409A of the Code” means Section 409A of the Internal Revenue Code of 1986 as amended and the related Treasury Regulations. SECTION 3. ELIGIBLE EMPLOYEES The Board of Directors shall determine which management employees and other employees of the Company shall be eligible to participate in the Plan from time to time, the eligibility waiting period and such other conditions as may be applicable from time to time. Plan eligibility shall be communicated to employees who shall elect in writing to participate in the Plan and acknowledge and agree to the terms of the Plan. SECTION 4. ELECTION TO DEFER COMPENSATION The provisions of this Section 4 shall apply on and after January 1, 2020. The first Plan Year for which a Participant may elect to defer from Compensation under this Section 4 shall be the Plan Year beginning January 1, 2020. A Participant may elect to defer a specified percentage of his Compensation (from one percent (1%) to fifty percent (50%) of base salary, and from one percent (1%) to one hundred percent (100%) of any annual incentive) for a Plan Year by filing an election with the Administrator (pursuant to Section 5) on or prior to such date that the Administrator may specify (but no later than the last day of the preceding Plan Year). A separate election may be made with respect to any annual incentive to be earned for the Plan Year. Any election so made shall not be binding for any following Plan Year, and thus a new election must be filed for any following Plan Year on such date that the Administrator may specify (but no later 2 than the last day of the preceding Plan Year). Provided, however, that, subject to the provisions of Section 409A of the Code, a Participant who first becomes eligible to participate in the Plan after the beginning of a Plan Year shall be entitled to make a deferral election (with respect to Compensation earned after the date of the election) within thirty (30) days of becoming eligible. In addition, each Participant may elect to establish one or more separate “in-service withdrawal account(s)”, to which shall be credited such portion of his deferrals as the Participant may designate, and subject to the provisions of Section 11, which shall be distributed as of a date selected by the Participant on the election form used to make his deferral election for the applicable year. Notwithstanding the foregoing, if a Participant receives a hardship distribution under the Company’s 401(k) plan and such plan requires cancellation of the Participant’s deferral election under the Plan, the Participant’s deferral election under the Plan shall be cancelled for the balance of the Plan Year in which such distribution is received. In such case, the Participant may reelect to commence deferrals as of the next Plan Year as provided above. SECTION 5. MANNER OF ELECTION Any election made by a Participant pursuant to this Plan shall be made in accordance with rules and procedures prescribed by the Administrator. SECTION 6. ACCOUNTS If a Participant elects to establish one or more “in-service withdrawal account(s)” under Section 4, such account(s) shall be established and maintained on the Company’s books and shall record (a) any Compensation deferred by the Participant under the Plan which the Participant has elected to be credited to the applicable account, and (b) the allocation of any hypothetical investment experience. There shall be established for each Participant who receives an allocation under Section 7 for the 2018 Plan Year a separate retirement account which shall record (a) any Company contributions made on his behalf under the Plan for the 2018 Plan Year, and (b) the allocation of any hypothetical investment experience. When referring to only such account hereunder, such account shall be referred to as the Participant’s “2018 Retirement Account”. There shall also be established for each Participant a separate “retirement account” which shall record (a) any Compensation deferred by the Participant under the Plan which the Participant has not elected to be credited to an “in-service withdrawal account”, and any Company contributions made on his behalf under the Plan for Plan Years beginning after 2018, and (b) the allocation of any hypothetical investment experience. When referring to only such account hereunder, such account shall be referred to as the Participant’s “Company Retirement Account”. SECTION 7. COMPANY CONTRIBUTIONS For any Plan Year, the Company may elect to credit to the retirement account(s) of each Participant, or any Participant designated by the Board or its delegee, an amount equal to a specified percentage of such Participant’s Compensation, a flat dollar amount and/or an amount equal to a specified percentage of any 3

Compensation deferred under Section 4. Any such credit shall be made entirely at the discretion of the Board and the amount of any such credit may be different for different Participants. SECTION 8. ADJUSTMENTS TO ACCOUNTS Each Participant’s account(s) shall be reduced by the amount of any distributions to the Participant from the applicable account, by any federal, state and/or local tax withholding and any social security withholding tax as may be required by law, and by any applicable administrative expenses. Pursuant to procedures established by the Administrator, each Participant’s account(s) shall be adjusted as of each business day the New York Stock Exchange is open to reflect the earnings or losses of any hypothetical investment media as may be designated by the Administrator and, if applicable, elected by the Participant. SECTION 9. INVESTMENT OF ACCOUNTS For purposes of determining the amount of earnings and appreciation and losses and depreciation to be credited to a Participant’s account(s), each Participant’s account(s) shall be deemed invested in the investment options (designated by the Administrator as available under the Plan) as the Participant may elect, from time to time, in accordance with such rules and procedures as the Administrator may establish. However, no provision of the Plan shall require the Company to actually invest any amounts in any fund or in any other investment vehicle. As a condition of Participation in the Plan, the Participants agree to indemnify and hold harmless the Company from any losses or damages of any kind relating to the investments used to measure the earnings or losses on amounts credited to Participants’ accounts. Any adjustment made to a Participant’s account(s) for earnings and appreciation and losses and depreciation shall be made as of the date such amount is credited to the Participant’s account(s). SECTION 10. VESTED STATUS Subject to the provisions of Section 21, if a Participant “separates from service” with the Company (within the meaning of Section 409A of the Code) for any reason on or after his Normal Retirement Age, or prior to that date as a result of the Participant’s Disability or death, such Participant shall have a nonforfeitable (vested) right to the fair market value of the Participant’s account(s). If a Participant separates from service prior to his Normal Retirement Age for any other reason other than his death or Disability, such Participant shall be entitled to receive the vested value of his account(s). For this purpose, each Participant shall at all times have a nonforfeitable (vested) right to his account(s) derived from any Compensation deferred pursuant to Section 4. However, with respect to any Company contributions made on the Participant’s behalf pursuant to Section 7, the Participant shall have a nonforfeitable (vested) right to a percentage of the fair market value of such portion of his retirement account(s) as follows: Years of Participation Vested Percentage Less than 4 years 0% 4 years but less than 6 years 50% 6 or more years 100% For this purpose, a Participant shall be credited with a Year of Participation for each 12-month period of employment with the Company as measured from his initial date of eligibility under the Plan as specified 4 in writing to the Participant. A Year of Participation shall be credited only if the Participant remains employed by the Company at the conclusion of the 12-month period regardless of the hours worked during the 12-month period. Notwithstanding the foregoing, a Participant’s accounts(s) shall become one hundred percent (100%) vested upon a Change in Control while in the employ of the Company. The nonvested portion of a Participant’s retirement account(s) shall be forfeited as soon as practicable after distribution of the portion of his vested retirement account(s) attributable to Company contributions commences. Forfeitures under this Section 10 or any other section of the Plan shall be used to pay Plan administrative expenses and/or reduce Company contributions under the Plan. SECTION 11. TIME AND MANNER OF DISTRIBUTION Subject to Sections 13 and 21, and regardless of whether or not the Participant is a “specified employee” as such term is defined in Section 409A(a)(2)(B) of the Code, distribution of the portion of a Participant’s vested “retirement account(s)” (within the meaning of Section 6) attributable to Company contributions made under Section 7 shall be made or commence as of the first January 1 or July 1 following the six- month anniversary of the later of the date the Participant “separates from service” with the Company (within the meaning of Section 409A of the Code) and the date the Participant attains age fifty-five (55) (the “Company Contribution Distribution Commencement Date”). Subject to Sections 13 and 21, and regardless of whether or not the Participant is a “specified employee” as such term is defined in Section 409A(a)(2)(B) of the Code, distribution of the portion of a Participant’s vested Company Retirement Account (within the meaning of Section 6) attributable to elective deferrals made under Section 4 shall be made or commence as of the first January 1 or July 1 following the six- month anniversary of the date the Participant “separates from service” with the Company (within the meaning of Section 409A of the Code) (the “Participant Deferral Distribution Commencement Date”). Provided, however, that in any case payment may be delayed under any of the circumstances permitted under said Section 409A. Provided, further, that, if any amounts credited to a Participant’s vested account(s) become subject to tax under Section 409A of the Code, such amount(s) shall be immediately distributed to the Participant. With respect to the vested portion of a Participant’s 2018 Retirement Account, distribution shall be made in the form of monthly installments over a period of sixty (60) months. The amount of each installment shall be equal the balance of the Participant’s vested 2018 Retirement Account immediately prior to the installment payment date divided by the number of installments remaining to be paid. The first installment shall be made on the Participant’s Company Contribution Distribution Commencement Date, with each subsequent installment being made on the one (1) month anniversary of the prior payment. With respect to the vested portion of a Participant’s Company Retirement Account, the Participant shall elect, on the election form used to make his initial election and separately for the portion of such account attributable to Company contributions made under Section 7 and the portion of such account attributable to Participant elective deferrals made under Section 4, either of the following modes of distribution for such account: (a) a single lump sum payment; or 5

(b) monthly installments over a period of either sixty (60) months or one hundred and twenty (120) months, the amount of each installment to equal the balance of the Participant’s vested Company Retirement Account attributable to Company contributions made under Section 7 or Participant elective deferrals made under Section 4, as applicable, immediately prior to the installment divided by the number of installments remaining to be paid. With respect to the portion of the Participant’s vested Company Retirement Account applicable to Company contributions made under Section 7, the first installment shall be made on the Company Contribution Distribution Commencement Date, with each subsequent installment being made on the one (1) month anniversary of the prior payment. With respect to the portion of the Participant’s vested Company Retirement Account applicable to elective deferrals made under Section 4, the first installment shall be made on the Participant Deferral Distribution Commencement Date, with each subsequent installment being made on the one (1) month anniversary of the prior payment. Notwithstanding the foregoing provisions of this Section, if a Participant fails to make a distribution election for the portion of his vested Company Retirement Account attributable to Company contributions made under Section 7 and/or the portion of such account attributable to Participant elective deferrals made under Section 4, such portion of his vested Company Retirement Account shall be paid under the sixty (60) month installment method under (b) above. A Participant may subsequently elect to change the mode of distribution for the portion of his Company Retirement Account attributable to elective deferrals made under Section 4, subject to the following conditions: (i) any such election may not take effect until twelve (12) months after the date on which the election is made; (ii) payment with respect to such election must be deferred for a period of at least five (5) years from the date on which payment would otherwise have been made or commence; and (iii) if the subsequent election relates to a payment that was scheduled to be made on a specified date, the subsequent election must be made at least twelve (12) months prior to the date the first amount was scheduled to be paid. Notwithstanding the foregoing provisions of this Section, if a Participant’s vested retirement account(s) attributable to any Company contributions made under Section 7 for Plan Years beginning on or after January 1, 2018 is $150,000 or less as of the Participant’s Company Contribution Distribution Commencement Date, such portion of the Participant’s vested retirement account(s) shall be distributed in a single lump-sum payment on such date. In addition, if a Participant’s vested retirement account(s) attributable to any elective deferrals made under Section 4 is $150,000 or less as of the Participant’s Participant Deferral Distribution Commencement Date (or such later date as required due to a change in mode of distribution), such portion of the Participant’s vested retirement account(s) shall be distributed in a single lump-sum payment on such date. Notwithstanding the foregoing provisions of this Section, if a Participant’s vested retirement accounts(s) attributable to Company contributions made under Section 7 is $150,000 or less as of any installment payment date applicable to such contributions, such portion of the Participant’s vested retirement accounts(s) shall be distributed in a single lump-sum payment. Moreover, if a Participant’s Company Retirement Account attributable to the Participant’s elective deferrals made under Section 4 is $150,000 or less as of any installment payment date applicable to such contributions, such portion of the Participant’s Company Retirement Account shall be distributed in a single lump-sum payment. Any “in-service” withdrawal account(s) established for a Participant under Section 6 shall be distributed 6 in a lump-sum cash payment, as of the date(s) previously designated by the Participant, which date shall be at least three (3) years after the end of the Plan Year for which the deferral election was made by the Participant. Provided, however, that a Participant may subsequently elect to delay the date on which distribution of an in-service withdrawal account is to be made, subject to the following conditions: (i) the subsequent election must be made at least twelve (12) months prior to the date the in-service withdrawal account was scheduled to be paid, and (ii) payment must be deferred for a period of at least five (5) years from the date on which payment was initially to have been made. Provided, further, that if a Participant separates from service prior to the scheduled payment date of any in-service withdrawal account(s), such accounts(s) shall be distributed to the Participant at the same time and in the same manner as the portion of the Participant’s vested Company Retirement Account attributable to elective deferrals made under Section 4. Payment shall be treated as made upon the date specified under the Plan if payment is made on such date or a later date within the same taxable year of the Participant or, if later, by the 15th day of the third calendar month following the date specified under the Plan, provided the Participant is not permitted, directly or indirectly, to designate the taxable year of the payment. SECTION 12. DEATH BENEFIT In the event of the death of a Participant while in the employ of the Company, vesting in the Participant’s account(s) shall be one hundred percent (100%), if not otherwise one hundred percent (100%) vested under Section 10, with the fair market value of the Participant’s account(s) being distributed to the Participant’s Beneficiary, in a single lump sum payment, as of the first January 1 or July 1 following the six-month anniversary of the Participant’s death. In the event a Participant dies after distribution has commenced under the Plan or while not in the employ of the Company, the vested balance of the Participant’s account(s), if any, shall be distributed to the Participant’s Beneficiary, in a single lump sum payment, as of the first January 1 or July 1 following the six-month anniversary of the Participant’s death. Payment shall be treated as made upon the date specified under the Plan if payment is made at such date or a later date within the same taxable year of the Beneficiary or, if later, by the 15th day of the third calendar month following the date specified under the Plan and if the Beneficiary is not permitted, directly or indirectly, to designate the taxable year of the payment. SECTION 13. DISABILITY BENEFIT Notwithstanding Section 11 and subject to Section 21, in the event of the Participant’s Disability prior to the later of the date the Participant “separates from service” with the Company (within the meaning of Section 409A of the Code) and the date the Participant attains age fifty-five (55), distribution of a Participant’s vested “retirement account(s)” (within the meaning of Section 6) and “in-service withdrawal accounts (within the meaning of Section 6) shall be made or commence (to the extent not already paid or in pay status) as of the first January 1 or July 1 following the six-month anniversary of the date of the Participant’s Disability and shall be paid in the form otherwise payable under Section 11. In the event a Participant incurs a Disability while in the employ of the Company, the Participant shall be fully vested in his “retirement account(s)”. 7

Payment shall be treated as made upon the date specified under the Plan if payment is made at such date or a later date within the same taxable year of the Participant or, if later, by the 15th day of the third calendar month following the date specified under the Plan and if the Participant is not permitted, directly or indirectly, to designate the taxable year of the payment. SECTION 14. BENEFICIARY DESIGNATION A Participant may designate the person or persons to whom the Participant’s account(s) under the Plan shall be paid in the event of the Participant’s death, by filing a designation of beneficiary with the Administrator. Each designation will revoke all prior designations by the Participant, and shall be made on the form, or in the manner, prescribed by the Plan Administrator, and shall be effective only when filed with the Plan Administrator during the Participant’s lifetime. A Participant’s designation of a Beneficiary will not be revoked or changed automatically by any future marriage or divorce. Should the Participant wish to change the designated Beneficiary in the event of a future marriage or divorce, the Participant will have to do so by means of filing a new beneficiary designation with the Plan Administrator. If no Beneficiary is designated, or no Beneficiary survives the Participant, payment shall be made to the Participant’s surviving spouse, or if none, to the Participant’s estate. If a Beneficiary survives the Participant but dies before the balance payable to the Beneficiary has been distributed, any remaining balance shall be paid to the Beneficiary’s estate. SECTION 15. DOMESTIC RELATIONS ORDERS If a domestic relations order issued by any court of proper authority directs assignment of all or any portion of a Participant’s vested account(s) to the Participant’s spouse or former spouse as part of a divorce settlement, the portion so assigned shall be distributed, in a lump-sum, to the spouse or former spouse within ninety (90) days following the date on which the order was received by the Administrator or, if later, following the close of the Plan Year in which the order clearly specifies the amount to be assigned and any other terms necessary to comply with such order and with the provisions of Section 409A of the Code. SECTION 16. PLAN ADMINISTRATION 16.1 Administration. The Plan shall be administered by the Board or, in the discretion of the Board, a committee or subcommittee of the Board (the “Committee”), appointed by the Board and composed of at least two members of the Board. All references in the Plan to the Administrator shall be understood to refer to the Committee or the Board, whoever shall administer the Plan. In the administration of this Plan, the Administrator may delegate to Company employees certain aspects of the management and operational responsibilities of the Plan as it sees fit. Where the Committee serves as Administrator, in the event that a vacancy on the Committee occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board. The Administrator shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority shall constitute a quorum, and acts of the Administrator at which a quorum is present, or acts reduced to or approved in writing by all its members, shall be the valid acts of the Administrator. 8

The Administrator shall have the sole authority to interpret and construe any provision of the Plan, to determine eligibility and benefits under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to adopt such forms as it may deem appropriate for the administration of the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan or the provisions of Section 409A of the Code and the regulations and rulings promulgated thereunder. The Administrator or its delegates shall be responsible for the day-to-day administration of the Plan. Determinations, interpretations or other actions made or taken by the Administrator under the Plan shall be final and binding for all purposes and upon all persons. The Company shall indemnify, hold harmless and defend the Administrator and/or the Board (and its delegates) from any liability which the Administrator and/or the Board (or it delegates) may incur in connection with the performance of its duties in connection with this Plan, so long as the Administrator and/or the Board (or such delegate) was acting in good faith and within what the Administrator and/or the Board (or such delegate) reasonably understood to be the scope of its duties. 16.2 Review Procedure. (a) Pursuant to procedures established by the Administrator, claims for benefits under the Plan made by a Participant or Beneficiary (the "claimant") must be submitted in writing to the Administrator. Approved claims shall be processed, and instructions issued to the Trustee or custodian authorizing payment as claimed. If a claim is denied in whole or in part, the Administrator shall notify the claimant within ninety (90) days after receipt of the claim (or within one hundred eighty (180) days if special circumstances require an extension of time for processing the claim), and provided written notice indicating the special circumstances and the date by which a final decision is expected to be rendered is given to the claimant within the initial ninety (90) day period. If notification is not given in such period, the claim shall be considered denied as of the last day of such period and the claimant may request a review of the claim. The notice of the denial of the claim shall be written in a manner calculated to be understood by the claimant and shall set forth the following: (i) the specific reason or reasons for the denial of the claim; (ii) the specific references to the pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary; and (iv) a statement that any appeal of the denial must be made by giving to the Administrator, within sixty (60) days after receipt of the denial of the claim, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim. 9

(v) a statement about the claimant’s right to bring civil action under Section 502(a) under ERISA if the claim is denied on review. (b) Upon denial of a claim in whole or part, the claimant (or his duly authorized representative) shall have the right to submit a written request to the Administrator for a full and fair review of the denied claim, to be permitted to review documents pertinent to the denial (free of charge), and to submit issues and comments in writing. Any appeal of the denial must be given to the Administrator within the period of time prescribed under (a)(iv) above. If the claimant (or his duly authorized representative) fails to appeal the denial to the Administrator within the prescribed time, the Administrator’s adverse determination shall be final, binding and conclusive. The Administrator may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties. The Administrator shall advise the claimant of the results of the review within sixty (60) days after receipt of the written request for the review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review. If such extension of time is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the review shall be written in a manner calculated to be understood by the claimant and shall set forth the following: (A) the specific reason or reasons for the denial of the claim; (B) the specific references to the pertinent Plan provisions on which the denial is based; (C) the claimant’s right to receive free of charge, reasonable access to and copies of, all Plan documents, records, and other information relevant to the claim; and (D) a statement about the claimant’s right to bring a civil action under Section 502(a) of ERISA. The decision of the Administrator shall be final, binding and conclusive. SECTION 17. FUNDING 17.1 Plan Unfunded. The Plan is unfunded for tax purposes and for purposes of Title I of ERISA. Accordingly, the obligation of the Company to make payments under the Plan constitutes solely an unsecured (but legally enforceable) promise of the Company to make such payments, and no person, including any Participant or Beneficiary shall have any lien, prior claim or other security interest in any property of the Company as a result of this Plan. Any amounts payable under the Plan shall be paid out of the general assets of the Company and each Participant and Beneficiary shall be deemed to be a general unsecured creditor of the Company. 17.2 Rabbi Trust. The Company may create a grantor trust to pay its obligations hereunder (a so-called rabbi trust), the assets of which shall be, for all purposes, the assets of the Company. In the event the 10 trustee of such trust is unable or unwilling to make payments directly to Participants and Beneficiaries and such trustee remits payments to the Company for delivery to Participants and Beneficiaries, the Company shall promptly remit such amount, less applicable income and other taxes required to be withheld, to the Participant or Beneficiary. SECTION 18. AMENDMENT The Company, by resolution of the Board, shall have the right to amend, suspend or terminate the Plan at any time subject to the provisions of Section 409A of the Code; provided, however, that no such action shall, without the Participant’s consent, impair the Participant’s right with respect to any existing account under the Plan. The termination of the Plan, with respect to some or all of the Participants, and any resulting distribution of the account balances of such affected Participants, shall be made in accordance with the provisions of Section 409A of the Code and shall not constitute the impairment of such Participant’s rights hereunder. SECTION 19. TERMINATION OF THE PLAN The Company, by resolution of the Board, and subject to the provisions of Section 409A of the Code, may elect to terminate and liquidate the Plan, provided that: (i) the termination and liquidation does not occur proximate to a downturn in the financial health of the Company; (ii) the Company terminates and liquidates all agreements, methods, programs, and other arrangements sponsored by the Company that would be aggregated with any terminated and liquidated agreements, methods, programs, and other arrangements under Section 409A of the Code, if the same employee had deferrals of compensation under all of the agreements, methods, programs and other arrangements that are terminated and liquidated; (iii) no payments in liquidation of the Plan are made within twelve (12) months of the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred; (iv) all payments are made within twenty-four (24) months of the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan; and (v) the Company does not adopt a new plan that would be aggregated with the terminated Plan under Section 409A of the Code if the same employee participated in both plans, at any time within three (3) years following the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan. For the avoidance of doubt, nothing in this Section 18 shall prevent the Company, by resolution of the Board, and subject to the provisions of Section 409A of the Code, from electing to terminate the Plan in connection with a Change in Control. If such an election is made, the distribution of Plan accounts shall be governed by the provisions of Section 409A of the Code. SECTION 20. NO ASSIGNMENT Subject to Section 15, a Participant’s right to the amount credited to his account under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant’s Beneficiary. The Company shall not merge or consolidate into or with another Company or reorganize, or sell substantially all of its assets to another company, institution, or person unless such succeeding or continuing company, institution, or person agrees to assume and discharge the obligations of the Company under this Plan. Upon the occurrence of such event, the term “Company” as used in this Plan shall be deemed to refer to 11 the successor or survivor Company, firm, or person. SECTION 21. TERMINATION FOR CAUSE AND EMPLOYMENT CONTRACT PROVISIONS Notwithstanding anything to the contrary herein contained, in the event a Participant’s employment with the Company is terminated “for cause”, no benefits (other than those attributable to the Participant’s deferrals under Section 4) shall be due or payable under the Plan, and such Participant’s “retirement account(s)” (within the meaning of Section 6) (less such Participant’s interest attributable to deferrals under Section 4) shall be forfeited. For this purpose, termination “for cause” shall mean the definition of “for cause” or such similar term in the Participant’s employment agreement with the Company that is effective as of the date the Company commences the process of terminating the Participant’s employment. In the event the Participant does not have an employment agreement, termination “for cause” shall mean a termination resulting from (i) a conviction of robbery, extortion, embezzlement, fraud, grand larceny, burglary, perjury, income tax evasion, misapplication of Company funds, false statements in violation of 18 U.S.C. Sec. 1001, and any other felony that is punishable by a term of imprisonment of more than one year, or (ii) any breach of the Participant’s duty of loyalty to the Company, any acts of omission in the performance of his duties not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction in the performance of his duties from which the Participant derived an improper personal benefit. Any bank regulatory limitations and claw back provisions contained in a Participant’s employment agreement shall be applicable to all benefits (other than those attributable to the Participant’s deferrals under Section 4) payable under the Plan and all such employment agreement provisions are incorporated herein. SECTION 22. COMPANY-OWNED LIFE INSURANCE (“COLI”) 22.1 Company Owns All Rights. In the event that, in its discretion, the Company purchases a life insurance policy or policies insuring the life of any Participant to allow the Company to informally finance and/or recover, in whole or in part, the cost of providing the benefits hereunder, neither the Participant nor any Beneficiary shall have any rights whatsoever therein. The Company shall be the sole owner and beneficiary of any such policy or policies and shall possess and may exercise all incidents of ownership therein, except in the event of the establishment of and transfer of said policy or policies to a trust by the Company as described in Section 17.2 hereof. 22.2 Participant Cooperation. If the Company decides to purchase a life insurance policy or policies on any Participant, the Company shall so notify such Participant. Such Participant shall consent to being insured for the benefit of the Company and shall take whatever actions may be necessary to enable the Company to timely apply for and acquire such life insurance and to fulfill the requirements of the insurance carrier relative to the issuance thereof as a condition of eligibility to participate in the Plan. SECTION 23. SUCCESSORS AND ASSIGNS The provisions of this Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant, his Beneficiaries, heirs, legal representatives and assigns. 12

SECTION 24. NO CONTRACT OF EMPLOYMENT Nothing contained herein shall be construed as a contract of employment between a Participant and the Company, or as a right of the Participant to continue in employment with the Company, or as a limitation of the right of the Company to discharge the Participant at any time, with or without cause. SECTION 25. ENFORCEABILITY If any term or condition of the Plan shall be invalid or unenforceable to any extent or in any application, then the remainder of the Plan, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of the Plan shall be valid and enforced to the fullest extent and in the broadest application permitted by law. SECTION 26. CONSTRUCTION Wherever appropriate, the use of the masculine gender shall be extended to include the feminine and/or neuter, and the singular form of word extended to include the plural, or vice versa. SECTION 27. GOVERNING LAW This Plan shall be interpreted in a manner consistent with Section 409A of the Code and construed in accordance with the provisions of ERISA, where applicable, and otherwise by the laws of the Commonwealth of Massachusetts, without regard to the conflict of law provisions of any jurisdiction. The intent of the Company is that payments and benefits under this Agreement comply with or be exempt from Section 409A of the Code and the Company acting through the Committee as provided herein shall have complete discretion to interpret and construe this Plan and any associated documents in any manner that establishes an exemption from (or compliance with) the requirements of Section 409A of the Code. If for any reason, such as imprecision in drafting any provision of this Plan does not accurately reflect its intended establishment of an exemption from (or compliance with) Section 409A of the Code, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Section 409A of the Code and shall be interpreted by Company in a manner consistent with such intent, as determined in the discretion of the Company. If any payment fails to meet the requirements of Section 409A of the Code, the Company shall have no liability for any tax, penalty or interest imposed on the Participant by Section 409A of the Code, and the Participant shall have no recourse against the Company for payment of any such tax, penalty or interest. SECTION 28. ENTIRE AGREEMENT This Plan constitutes the complete understanding between the Company and all Participants regarding the provision of deferred compensation and all prior representations and agreements having been merged into this Plan. 13

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Plan to be executed as of the ____ day of _______________, 2018. ENTERPRISE BANK AND TRUST COMPANY By: _____________________________________ Authorized Officer 14